     As filed with the Securities and Exchange Commission on July 29, 1996
                                                   Registration No. 333-
=============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20559
                             ----------------------
                                    Form S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                            -------------------------
                            BIOLASE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                                           87-0442441
(State or Other Jurisdiction of                                    (I.R.S. Employer
Incorporation or Organization)                                     Identification No.)

                               981 Calle Amanecer
                         San Clemente, California 92673
                    (Address of Principal Executive Offices)

          LASER MEDICAL TECHNOLOGY, INC. 1993 STOCK COMPENSATION PLAN
      BIOLASE TECHNOLOGY, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                            (Full Title of the Plan)

                              Federico Pignatelli
                             Chairman of the Board
                            BioLase Technology, Inc.
                               981 Calle Amanecer
                        San Clemente, California  92673
                                 (714) 361-1200
(Name, Address, and Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:
                             CATHRYN S. GAWNE, ESQ.
                           Shapiro, Rosenfeld & Close
                       2029 Century Park East, Suite 2600
                         Los Angeles, California  90067
                                 (310) 277-1818
                           Telecopy:  (310) 201-4776

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

                        CALCULATION OF REGISTRATION FEE
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
==============================================================================================================================
                                                                          Proposed             Proposed
                                                                           Maximum             Maximum
                                                                          Offering            Aggregate            Amount of
                                                 Amount to be             Price per            Offering           Registration
Title of Securities to be Registered              Registered              Share(1)             Price(1)               Fee
- ------------------------------------------------------------------------------------------------------------------------------
    Common Stock, $.001 par value               521,600 shares(2)          $1.75             $  912,800           $  285.25(3)
    Common Stock, $.001 par value             1,125,000 shares             $3.125            $3,515,625           $1,212.19
                                              ----------------                               ----------           ---------
                Total                         1,646,600 shares                               $4,428,425           $1,497.44
==============================================================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(c).
(2) Previously registered pursuant to a Registration Statement on Form S-8 (Registration No. 33-73300) filed by Registrant on December 21, 1993 (the "1993 Registration Statement").
(3)      Previously paid pursuant to the filing of the 1993 Registration
         Statement.

         The Section 10(a) prospectus to which this Registration Statement relates also serves as the Section 10(a) prospectus for the 1993 Registration Statement, pursuant to Rule 429(a) promulgated under the Securities Act of 1933, as amended.

============================================================================

         This Registration Statement hereby incorporates by reference the contents of the 1993 Registration Statement (Registration No. 33-73300).

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         Item 5. Interests of Named Experts and Counsel.

                 Not applicable.

         Item 8. Exhibits

                 See Exhibit Index appearing at page II-3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Clemente, State of California on this 29th day of July, 1996.

                                        BIOLASE TECHNOLOGY, INC.


                                        By: /s/ DONALD A. LA POINT
                                            ------------------------------
                                            DONALD A. LA POINT
                                            President and Chief Executive
                                            Officer


                                        By: /s/ STEPHEN R. TARTAMELLA
                                            ------------------------------
                                            STEPHEN R. TARTAMELLA
                                            Vice President and
                                            Chief Financial Officer

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Donald A. La Point and Stephen R. Tartamella, acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorney to any and all amendments to said Registration Statement.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                 Title                                      Date
- ---------                                 -----                                      ----

/s/ DONALD A. LA POINT                    President, Chief                           July 29, 1996
- -------------------------                 Executive Officer and
    DONALD A. LA POINT                    a Director



/s/ FEDERICO PIGNATELLI                   Chairman of the Board of                   July 29, 1996
- -------------------------                 Directors
    FEDERICO PIGNATELLI


/s/ STEPHEN R. TARTEMELLA                 Vice President and Chief                   July 29, 1996
- -------------------------                 Financial Officer
    STEPHEN R. TARTAMELLA


/s/ GORDON WERNER                         Director                                   July 29, 1996
- ----------------------
    GORDON WERNER


                                 EXHIBIT INDEX


Exhibit
Number
- -------
4.1     Laser Medical Technology, Inc. 1993 Stock Compensation Plan. (1)

4.2     Laser Medical Technology, Inc. 1993 Stock Option Plan. (1)

10.18   BioLase Technology, Inc. Amended and Restated 1993 Stock Option Plan. (2)

10.18a  First Amendment to Amended and Restated 1993 Stock Option Plan. (3)

10.19   BioLase Technology, Inc. Amended and Restated 1993 Stock Compensation Plan. (2)

10.20   Form of 1993 Stock Option Agreement (2)

10.25   Amended and Restated 1993 Stock Option Plan (4)

5.1     Opinion of Phillips, Haglund, Haddan & Jeffers. (1)

5.2     Opinion of Shapiro, Rosenfeld & Close.

23.1    Consent of KPMG Peat Marwick LLP.

23.2    Consent of Coopers & Lybrand L.L.P.

23.3    Consent of Phillips, Haglund, Haddan & Jeffers
        (included in Exhibit 5.1). (1)

23.4    Consent of Shapiro, Rosenfeld & Close
        (included in Exhibit 5.2).


- ----------------

(1) Previously filed with the original Registration Statement on December 21, 1993.

(2) Filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993, and incorporated by reference.

(3) Filed with the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1995, and incorporated by reference.

(4) Filed with the Registrant's Quarterly Report on Form 10-QSB for the six months ended June 30, 1995, and incorporated by reference.